Form 10-Q

Exhibit 10.2

FIRST AMENDMENT
(1741 TECHNOLOGY - CONCOURSE V)
THIS FIRST AMENDMENT (this "First Amendment") is made and entered into as of October 22, 2019, by and between HUDSON CONCOURSE, LLC, a Delaware limited liability company ("Landlord") and NUTANIX, INC., a Delaware corporation ("Tenant").
RECITALS

A.
Landlord and Tenant are parties to that certain Office Lease dated September 5, 2018 (the "Lease") whereby Landlord has leased to Tenant certain office space in the building located at 1741 Technology Drive, San Jose, California (the "Building").

B.	By this First Amendment, Landlord and Tenant desire to modify the Lease as provided herein.

C.	Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.
NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.
Allowance Sunset Date. The reference to "December 31, 2020" contained in 7th line of Section 1.1 of the Work Letter attached as Exhibit B to the Lease is hereby deleted and a reference to "December 31, 2021" is substituted in lieu thereof.

2.
No Further Modification. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the "Lease" shall refer to the Lease as amended by this First Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this First Amendment as of the day and year first above written.

LANDLORD:

HUDSON METRO PLAZA, LLC, a Delaware limited liability company
By:	Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member
By:	Hudson Pacific Properties, Inc., a Maryland corporation, its general partner
By: /s/ Mark. T. Lammas
Name: Mark. T. Lammas
Title:	Chief Operating Officer, Chief Financial Officer & Treasurer

TENANT:

NUTANIX, INC., a Delaware corporation, By: /s/ Aaron Boynton Name: Aaron Boynton Title: VP, Corporate Controller